Exhibit 99.1

Presto, One of the Largest Labor Automation Technology Providers for the Hospitality Industry, to Become
Publicly Traded Following Business Combination with Ventoux CCM Acquisition Corp.

First Day of Trading Expected to be on September 22, 2022

September 21, 2022 04:10 PM Eastern Daylight Time

New York – (BUSINESS WIRE) – Presto Automation Inc. (“Presto” or the “Company”), one of the largest labor automation technology providers in the hospitality industry, today announced that it completed its previously announced business combination with Ventoux CCM Acquisition Corp. (“Ventoux”), a publicly traded special purpose acquisition company, on September 21, 2022.

The combined company will operate as Presto Automation Inc. and its common stock and warrants are expected to begin trading under the symbols “PRST” and “PRSTW,” respectively, on the Nasdaq Stock Market beginning on September 22, 2022.

Presto offers a platform of comprehensive voice, vision, and touch solutions designed to increase staff productivity and improve the guest experience. Processing over $4 billion in transactions annually across almost 280k deployments, Presto Automation can help restaurants achieve over 250% labor productivity and 30% larger check sizes by utilizing their full technology suite. Cash proceeds from the business combination, including a strategic investment from Cleveland Avenue LLC and others, consisted of approximately $120 million to fund expansion and product development across Presto’s platform.

“This is an incredibly exciting time for Presto as we complete our business combination with Ventoux and become a public company,” said Raj Suri, Founder and CEO of Presto. “Our platform could not be more timely in today’s labor market, and with the capital raised by this transaction, I believe we are well positioned to capitalize on the trend towards labor automation. The white space for our products is only growing every day and we look forward to solving some of the industry’s most difficult challenges together with our customers.”

“We remain committed to Presto’s mission of solving the labor crisis in the hospitality industry and we are excited to continue to work closely with the Company as active members of the board,” said Ed Scheetz, CEO and Chairman of Ventoux. “Going forward as a team, we believe that we have the talent and resources necessary to succeed in the public markets and continue to build this impressive organization.”

Jefferies LLC acted as exclusive financial advisor and exclusive capital markets advisor to Presto, and White & Case LLP acted as legal advisor to Presto. Chardan Capital Markets LLC and William Blair & Company, L.L.C. acted as financial advisors to Ventoux. Woolery & Co. PLLC and Dentons US LLP acted as legal advisors to Ventoux. William Blair & Company, L.L.C., Truist Securities, Inc. and Chardan Capital Markets LLC acted as placement agents for the PIPE financing and as capital markets advisors, and Mayer Brown, LLP acted as legal advisor to the placement agents.

About Ventoux CCM Acquisition Corp.

Ventoux was a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. VTAQ began trading on the Nasdaq on December 23, 2020 following its initial public offering. VTAQ was co-sponsored by Ventoux Acquisition Holdings and an affiliate of Chardan Capital Markets LLC.

About Presto

Presto overlays next-gen digital solutions onto the physical world. Our enterprise-grade voice, vision, and touch technologies help hospitality businesses thrive while delighting guests. With over 250,000 systems shipped, Presto is one of the largest labor automation technology providers in the industry. Founded at M.I.T. in 2008, Presto is headquartered in Silicon Valley, Calif. with customers including many of the top 20 restaurant chains in the U.S.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services and expectations regarding the proposed business combination between Presto and Ventoux, including capital raised in connection with the business combination, and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

 In addition to factors previously disclosed or that will be disclosed in Ventoux’s or Presto’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the outcome of any legal proceedings that may be instituted against Ventoux, Presto or others following the announcement of the closing of the business combination and any definitive agreements with respect thereto; (2) the ability to meet stock exchange listing standards in connection with and following the consummation of the business combination; (3) the risk that the business combination disrupts current plans and operations of Presto as a result of the consummation of the proposed business combination; (4) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (5) the impact of the COVID-19 pandemic on the business of Presto (including the effects of the ongoing global supply chain shortage); (6) Presto’s limited operating history and history of net losses; (7) Presto’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Presto’s customers; (8) costs related to proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that Presto may be adversely affected by other economic, business, regulatory, and/or competitive factors; (11) Presto’s estimates of expenses and profitability; (12) the evolution of the markets in which Presto competes; (13) the ability of Presto to implement its strategic initiatives and continue to innovate its existing products; (14) the ability of Presto to adhere to legal requirements with respect to the protection of personal data and privacy laws; (15) cybersecurity risks, data loss and other breaches of Presto’s network security and the disclosure of personal information; (16) the risk of regulatory lawsuits or proceedings relating to Presto’s products or services.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Ventoux and Presto or the date of such information in the case of information from persons other than Ventoux and Presto, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Presto’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Contacts:

Media:

Rajul Misra & Brian Ruby
media@presto.com
(650) 817-9012

Investors:

Chris Whitcomb & Ryan Gardella
investor@presto.com